Pzena International Small Cap Value Fund
Investor Class PZVIX
Institutional Class PZIIX

(the “Fund”)
a series of Advisors Series Trust (the “Trust”)

Supplement dated January 3, 2023 to the
Summary Prospectus dated June 28, 2022

Effective January 1, 2023, Jason Doctor began serving as a co-portfolio manager of the Pzena International Small Cap Value Fund. Also effective January 1, 2023, Allison Fisch is no longer a portfolio manager of the Pzena International Small Cap Value Fund.

Accordingly, the “Portfolio Managers” information disclosed in the “Management” section of the Summary Prospectus is amended and restated as follows:

Portfolio Managers. Mr. Matthew J. Ring (Principal and Portfolio Manager) and Mr. Jason Doctor (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the International Small Cap Fund’s portfolio. Mr. Ring has managed the Fund since its inception in July 2018, and Mr. Doctor has managed the Fund since January 2023.

Please retain this supplement with your Summary Prospectus